                          SECURITIES AND EXCHANGE COMMISSION
                                Washington D.C. 20549

                                       FORM 8-K

                                    CURRENT REPORT
                           PURSUANT TO SECTION 13 OR 15(d)
                        OF THE SECURITIES EXCHANGE ACT OF 1934


                   Date of Report (Date of earliest event reported)
                                  September 16, 1998



                           HEURISTIC DEVELOPMENT GROUP, INC.
             ------------------------------------------------------------
                  (Exact Name of Registrant as specified in Charter)




        Delaware                    0-29044                    95-4491750
     ----------------------------------------------------------------------
     (State or other             (Commission                 (IRS Employer
     jurisdiction of             File Number)               Identification
     incorporation)                                             Number)



        1219 Morningside Drive, Suite 102, Manhattan Beach, California  90266
        ----------------------------------------------------------------------
          (Address of principal executive offices)                 (Zip Code)


                                   (310)  546-1065
                 -----------------------------------------------------
                 (Registrant's telephone number, including area code)

          ---------------------------------------------------------------
            (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS


     On September 16, 1998, the Letter of Intent dated August 10, 1998, between Heuristic Development Group, Inc., a Delaware corporation ("HDG"), and Autoskill Inc., a California corporation ("Autoskill"), was amended (the "Amendment"). A copy of the Amendment is attached hereto as EXHIBIT 99.3 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     The following Exhibit is filed herewith as part of this Current Report on Form 8-K:


     EXHIBIT                       DESCRIPTION OF DOCUMENT

     99.3 Amendment to Letter of Intent, dated September 16, 1998, between HDG and Autoskill


                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HEURISTIC DEVELOPMENT GROUP, INC.



September 19, 1998                 By:  /S/ Theodore Lanes
------------------                      -------------------------
    (Date)                              Theodore Lanes
                                        Chief Financial Officer


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